UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 26, 2012

TARGET CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	No. 41-0215170
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices)  (Zip Code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-163489) filed by Target Corporation with the Securities and Exchange Commission. On June 26, 2012, Target Corporation issued $1,500,000,000 aggregate principal amount of 4.000% Notes due 2042 (the “Notes”). This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.

	(d)	Exhibits

		4.1	Form of 4.000% Notes due 2042.

		5.1	Opinion of Faegre Baker Daniels LLP.

		23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: June 26, 2012	By	/s/ John J. Mulligan
John J. Mulligan
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of 4.000% Notes due 2042.	Electronic Transmission
5.1	Opinion of Faegre Baker Daniels LLP.	Electronic Transmission
23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).